                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12 Section 240.14a-11(c) or Section 240.14a-12


                                CYBERMEDIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:   N/A
                                                                        --------

     (2) Aggregate number of securities to which transaction applies:   N/A
                                                                     -----------

     (3) Per unit price or other underlying value of transaction computed
         pursuant to Exchange Act Rule 0-11:   N/A
                                            ------------------------------------

     (4) Proposed maximum aggregate value of transaction:   N/A
                                                         -----------------------

     (5) Total fee paid:   N/A
                        --------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:   N/A
                                ------------------------------------------------
     (2) Form, Schedule, or Registration Statement No.:   N/A
                                                       -------------------------
     (3) Filing Party:   N/A
                      ----------------------------------------------------------
     (4) Date Filed: N/A
                     -----------------------------------------------------------

                                      LOGO

MR. KANWAL REKHI
CHAIRMAN OF THE BOARD
       AND
CHIEF EXECUTIVE OFFICER                                              May 6, 1998

Dear Stockholder,

     On behalf of our Board of Directors, I cordially invite you to attend CyberMedia's 1998 Annual Meeting of Stockholders at 10:00 A.M. on Wednesday June 10, at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California.

     Our business will include electing four directors, all of whom are present CyberMedia directors, ratifying the selection of independent public accountants, and considering a proposal to approve amendments to the 1996 Director Option Plan to enhance our ability to attract and retain highly qualified new board members.

     These matters are described in detail in the attached Proxy Statement for the meeting.

     The directors and officers of CyberMedia look forward to seeing you at the meeting. As in the past, there will be a report on operations and an opportunity for questions.

     I encourage you to attend the meeting in person. Whether you do so or not, I hope you will read and vote on the issues outlined in the enclosed Proxy Statement. By voting, you are not only making sure that your shares are represented, you are saving CyberMedia the additional expense of soliciting proxies. For your convenience the proxy card includes instructions for mail-in, telephonic or internet voting. Please note that you may vote in person at the meeting even if you have previously voted the proxy. Whether you vote in person or by proxy your vote will be kept confidential.

                                          Sincerely yours,

                                          LOGO

                                CYBERMEDIA, INC.
                        2850 OCEAN PARK BLVD., SUITE 100
                         SANTA MONICA, CALIFORNIA 90405
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 10, 1998

                                                                     MAY 6, 1998

TO THE STOCKHOLDERS OF CYBERMEDIA, INC.:

     The Annual Meeting of Stockholders (the "Annual Meeting") of CyberMedia, Inc. (the "Company") will be held on June 10, 1998, at 10:00 a.m., at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California. 90401, for the following purposes:

     1. To elect four directors.

     2. To ratify the selection of KPMG Peat Marwick, LLP as the Company's independent auditors for the year ending December 31, 1998.

     3. To consider and act upon a proposal to approve amendments to the Company's 1996 Director Option Plan.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only holders of record of the Common Stock at the close of business on April 20, 1998 will be entitled to notice of and to vote at the Annual Meeting. Please vote by telephone, through the internet or by signing, dating and mailing the enclosed proxy card, so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person.

                                          Sincerely,

                                          Alexander S. Klyce
                                          Secretary

                                CYBERMEDIA, INC.
                        2850 OCEAN PARK BLVD., SUITE 100
                         SANTA MONICA, CALIFORNIA 90405
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                                                     May 6, 1998

     This Proxy Statement is being furnished to the Stockholders (the "Stockholders") of CyberMedia, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on June 10, 1998 and at any adjournments thereof.

     At the Annual Meeting, the Stockholders will be asked: 1) to elect four directors, 2) to ratify the selection of KPMG Peat Marwick, LLP as the Company's independent auditors for the year ended December 31, 1998, 3) to consider and act upon a proposal to approve amendments to the Company's 1996 Director Option Plan, and 4) to transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

     The Board of Directors has fixed the close of business on April 20, 1998 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock ("Common Share") held on all matters to come before the Annual Meeting and may vote 1) in person, or via 2) a toll-free telephone call from the U.S. and Canada, 3) the internet or 4) by proxy authorized in writing. The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. If your shares are held in the name of a bank or broker, you may be able to vote electronically or by telephone; follow the instructions on the form you receive from your bank or broker.

     The Company has been advised by counsel that the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the internet are set forth on the enclosed proxy card.

     This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about May 6, 1998.

                               THE ANNUAL MEETING

DATE, TIME AND PLACE

     The Annual Meeting will be held on June 10, 1998 at 10:00 a.m., local time, at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401. The Company's telephone number is (310) 581-4700.

RECORD DATE AND SHARES ENTITLED TO VOTE

     Stockholders of record at the close of business on April 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,773,348 Common Shares outstanding and entitled to vote, with each share entitled to one vote.

VOTING AND REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. A stockholder who can vote electronically or by telephone can revoke his or her proxy by voting his or her proxy in accordance with the instructions included with the stockholders materials.

PROXY SOLICITATION

     Proxies are being solicited by the Company. The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company's Bylaws provide that stockholders holding a majority of the outstanding Common Shares of the Company entitled to vote on the Record Date and represented by person or by proxy shall constitute a quorum at meetings of stockholders. Shares that are voted "FOR," "AGAINST" or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company no later than January 7, 1999 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy related to that meeting.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, four directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the four nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

     The names of the nominees and certain information about them are set forth below:

                                                                                              DIRECTOR
           NAME OF NOMINEE             AGE                       POSITION                      SINCE
           ---------------             ----                      --------                     --------
Suhas Patil(1).......................    53    Director                                         1995
Ronald S. Posner(1)(2)(3)............    55    Director                                         1995
Kanwal Rekhi(2)(3)...................    50    Chairman of the Board and Chief Executive        1995
                                               Officer
James R. Tolonen(2)(3)...............    48    Director, President and Chief Operating          1996
                                               Officer

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Executive Committee.

     The principal occupation of each of the Board members during the past five years is set forth below. There is no family relationship between any director or executive officer of the Company.

     Dr. Suhas Patil has served as a director of the Company since September 1995. Since February 1984, Mr. Patil has served as Chairman of the Board of Cirrus Logic, Inc., which he founded, a manufacturer of advanced integrated circuits for personal computing, communications, industrial and consumer markets. Dr. Patil holds a B. Tech. and a M.S. in Electronics and Electrical Communication from the Indian Institute of Technology of Kharagpur, India and a Sc.D. in Electrical Engineering from Massachusetts Institute of Technology.

     Mr. Ronald S. Posner has served as a director of the Company since September 1995. Since June 1997, he has served as Chairman of PS Capital, a venture capital fund. From 1994 to 1996, he was Chairman of StarPress Multimedia, Inc., a CD-ROM publishing company that merged with Graphix Zone in July 1996. From September 1990 to October 1993, he served as Chairman of the Board and Chief Executive Officer of WordStar International, Inc., a PC software company. Mr. Posner holds a B.S. in Mathematics from Rensselaer Polytechnic Institute and an M.B.A. from Harvard University.

     Mr. Kanwal Rekhi has served as a director of the Company since September 1995 and has served as Chairman of the Board since February 1998. From March 1998 to April 1998, Mr. Rekhi served as Acting President, and in April 1998, Mr. Rekhi became Chief Executive Officer of the Company. From June 1989 to January 1995, Mr. Rekhi served as an Executive Vice President and Chief Technology Officer of Novell, Inc. ("Novell"), a computer network and software company. Mr. Rekhi also served as a director of Novell from June 1989 to September 1995. Mr. Rekhi currently serves as a director of Exodus Communications Inc., an internet service provider. Mr. Rekhi holds a B.Tech from the Indian Institute of Technology of Bombay, India and an M.S. in Electrical Engineering and two honorary doctorate degrees from Michigan Technological University.

     Mr. James R. Tolonen has served as a director of the Company since August 1996. In April 1998, Mr. Tolonen became President and Chief Operating Officer of the Company. From June 1989 to April 1998, he has served as a Senior Vice President and Chief Financial Officer of Novell. Mr. Tolonen also served as Chief Financial Officer of Excelan, Inc., a networking company, from July 1983 through June 1989 before it was acquired by Novell. Mr. Tolonen is a Certified Public Accountant and holds both a B.S. in Mechanical Engineering and an M.B.A. from the University of Michigan. Mr. Tolonen is a member and two-term past Chair of the Issuer Affairs Committee of the Nasdaq.

VOTE REQUIRED

     Each stockholder is entitled to one vote for each share of Common stock owned on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

     Directors will be elected by a plurality vote of the shares of the Common Shares present or represented and entitled to vote on this matter at the meeting. Accordingly, the four candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but because directors are elected by a plurality vote, will have no impact once a quorum is present.

              MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                             NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 9 meetings and took a total of 4 actions by unanimous written consent during the fiscal year ended December 31, 1997. No director serving during such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has three committees, the Audit Committee, the Compensation Committee, and the Executive Committee.

     The Audit Committee of the Board of Directors, which consists of Messrs. Posner, Rekhi and Tolonen, held 4 meetings during the last fiscal year. The Audit Committee reviews and advises the Board of Directors regarding the Company's accounting matters and is responsible for reviewing and recommending the annual appointment of the independent public accountants, recommending the engagement of the Company's independent public accountants and the services to be performed by them, and reviewing and evaluating the accounting principles being applied to the Company's financial reports.

     The Compensation Committee of the Board of Directors, which consists of Mr. Patil and Mr. Posner, held 1 meeting during the last fiscal year. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

     The Executive Committee of the Board of Directors, which consists of Messrs. Rekhi, Posner and Tolonen, held no formal meetings during the last fiscal year. The Executive Committee is empowered to act for and on behalf of the Board between Board meetings, subject to the Company's Bylaws, Certificate of Incorporation and relevant law.

     The Board of Directors has no nominating committee but performs such functions as a full board.

DIRECTOR COMPENSATION

     The Company reimburses its directors for the out-of-pocket expenses incurred in the performance of their duties as directors of the Company. The Company has not previously paid fees to its directors for attendance at board meetings. Effective in April, 1998, the Company will pay an annual board fee of $10,000 to each outside board member. This fee is initially payable for current outside Board members on May 1, 1998, and then on each anniversary thereof, subject to continued service as a director of the Company. New outside Board members will be paid their board fee upon first joining the Board, and then on each anniversary thereof while they remain on the Board. Outside Board members will also receive a $1,500 per day stipend for in person attendance at board meetings or committee meetings, with no more than one stipend per day per member to be paid. Stipends will be paid within thirty days following the applicable meeting.

     The Company's 1996 Director Option Plan (the "Director Plan") which was approved by the Board in June 1996 and Stockholders in August 1996, currently provides for the automatic and nondiscretionary grant of nonstatutory stock options to nonemployee directors ("Outside Directors) of the Company who are first elected to the Board after August 1996. A total of 50,000 shares of Common Stock are reserved for issuance thereunder. Each eligible Outside Director will automatically be granted an option to purchase 5,000 shares on the date on which such person first becomes an Outside Director ("First Option") at the fair market value of the Company's Common Stock on the date of grant. Each First Option will become exercisable as to one-fourth ( 1/4) of the shares subject to the option on the first anniversary of the date of grant and as to one-forty-eighth ( 1/48) of the shares subject to the option each month thereafter, subject to continued service as an Outside Director. In addition, each eligible Outside Director will be automatically granted an option to purchase 5,000 shares on December 1 of each year, provided he or she has served on the Board for at least six months ("Subsequent Option"). Each Subsequent Option shall have an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant and shall become exercisable as to one-fourth ( 1/4) of the shares subject to the Subsequent Option four years and one month after the date of grant and as to one-forty-eighth ( 1/48) of the shares on the last day of each month thereafter, subject to continued service as an Outside Director. As of December 31, 1997, no shares subject to options have been granted under the Director Plan and 50,000 shares of Common Stock remain available for future issuance.

     Under the proposal listed in this proxy statement as item 3., the Director Plan would be amended to enhance the Company's ability to attract and retain highly qualified new board members. The changes proposed would apply only to Outside Directors appointed to the board after April 30, 1998. See page 13 for a complete description of the proposed amendment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Mr. Patil and Mr. Posner. During 1997 Mr. Warrier also participated in discussions regarding salaries and incentive compensation for all employees (including officers) and consultants to the Company, except that Mr. Warrier was excluded from discussions regarding his own salary and incentive compensation.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of the Record Date by: (i) each persons (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of the Company's Common Shares, (ii) each director of the Company, (iii) each of the Company's executive officers named in the Summary Compensation Table appearing herein, and (iv) all directors and executive officers of the Company as a group:

                                                                      SHARES
                                                                BENEFICIALLY OWNED
                                                              -----------------------
                      BENEFICIAL OWNER                         NUMBER      PERCENT(1)
                      ----------------                        ---------    ----------
Suhas Patil(2)..............................................  1,948,729       15.3%
  c/o Cirrus Logic, Inc.
  3100 West Warren Avenue
  Fremont, CA 94538
Pilgrim Baxter & Associates, Ltd.(3)........................  1,358,200       10.6%
  825 Duportail Rd
  Wayne, PA 19087
Unni S. Warrier(4)..........................................    831,964        6.2%
  c/o CyberMedia, Inc.
  3000 Ocean Park Blvd., Suite 2001
  Santa Monica, CA 90405
Leonard L. Backus(5)........................................      4,281          *
Jeffrey W. Beaumont(6)......................................     78,167          *
Robert Davis................................................         --          *
Kanwal Rekhi(7).............................................    291,375        2.3%
Ronald S. Posner(8).........................................    264,200        2.1%
James R. Tolonen(9).........................................     32,812          *
All Directors and Executive Officers as a group (8
  persons)(10)..............................................  3,406,362       26.7%

---------------
  *  Less than 1%

 (1) Percent Ownership is based on 12,773,348 Common Shares outstanding as of April 20, 1998. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Common Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Includes 75,000 shares of Common Stock registered to Personal Urban Transport Corporation of which Mr. Patil is one of two directors. Mr. Patil disclaims beneficial ownership as to these shares. Mr. Patil is the individual owner of 1,723,968 shares subject to the community property laws of the State of California with respect to the Reporting Persons's spouse, Jayshree Patil. Additionally, 149,761 shares of Common Stock are held jointly with Mayashree Patil. Includes 28,125 shares subject to the Company's repurchase option which lapses over time.

 (3) This information was obtained from filings made with the Securities and Exchange Commission pursuant to Section 13(g) of the Securities Exchange Act of 1934 ("Exchange Act"). Of such 1,358,200, shares, Pilgrim Baxter & Associates, Ltd. has sole voting power over 1,333,500 shares, shared voting power over 1,358,200 shares and sole dispositive power over 1,358,200 shares.

 (4) Includes 80,000 shares held by Unnikrishnan S. Warrier, Trustee of the Anne Lam 1996 Children's Trust UTA dated August 26, 1996, of which Mr. Warrier disclaims beneficial ownership. Includes 156,508 shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

 (5) Includes 4,167 shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

 (6) Includes 75,375 shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

 (7) Represents 37,836 shares held by Kanwal Rekhi, Ann Holt Rekhi and Navinder Jain, Trustees of the Benjamin Rekhi Trust dated 12/15/89, 37,837 shares held by Kanwal Rekhi, Ann Holt Rekhi and Navinder Jain, Trustees of the Raj-Ann Kaur Rekhi Trust dated 12/15/89 and 208,559 shares held by Kanwal Rekhi as Trustee of the Rekhi Family Trust dated 12/15/89 and 7,143 shares held by Mr. Rekhi. Includes 28,125 shares subject to the Company's repurchase option which lapses over time.

 (8) Includes 28,125 shares subject to the Company's repurchase option which lapses over time.

 (9) Includes 32,812 shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

(10) Includes 268,862 shares subject to outstanding options which are currently exercisable or exercisable within 60 days of the Record Date as referenced in footnotes (2) through (9).

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, as to the Chief Executive Officer and each of the other most highly compensated executive officers who earned in excess of $100,000 in annual salary or bonus (the "Named Officers"), information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                               ANNUAL COMPENSATION      SECURITIES
                                               --------------------     UNDERLYING      ALL OTHER
                                                SALARY      BONUS        OPTIONS       COMPENSATION
    NAME AND PRINCIPAL POSITION        YEAR      ($)         ($)           (#)             ($)
    ---------------------------        ----    --------    --------    ------------    ------------
Unni S. Warrier....................    1997    150,000     169,228       229,000             --
  President and Chief Executive        1996    203,461                   150,050          2,053
  Officer                              1995    123,461         500                        1,623
Leonard L. Backus..................    1997    120,000      44,944            --             --
  Vice-President, International        1996     76,154      33,120        50,000          2,851
  Sales and Marketing                  1995         --          --            --             --
Jeffrey W. Beaumont................    1997    120,000       5,373        16,000             --
  Chief Financial Officer              1996    100,000          --            --             --
                                       1995      4,046          --        75,000             --
Robert Davis.......................    1997     76,033      34,447       100,000             --
  Vice-President, Marketing            1996         --          --            --             --
                                       1995         --          --            --             --

STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS                                     POTENTIAL REALIZABLE
-------------------------------------------------------------------------------------     VALUE AT ASSUMED
                                   NUMBER OF     % OF TOTAL                             ANNUAL RATES OF STOCK
                                   SECURITIES     OPTIONS                                PRICE APPRECIATION
                                   UNDERLYING    GRANTED TO    EXERCISE                  FOR OPTION TERM(1)
                                    OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
              NAME                  GRANTED     FISCAL YEAR    ($/SHARE)      DATE        5%($)      10%($)
              ----                 ----------   ------------   ---------   ----------   ---------   ---------
Unni S. Warrier..................    20,000          1.5%         9.00      3/13/07       113,201     286,874
                                    209,000         15.5%        14.75      7/30/07     1,938,725   4,913,110
Leonard L. Backus................        --           --            --           --            --          --
Jeffrey W. Beaumont..............    16,000          1.2%         9.00      3/13/07        90,561     229,499
Robert Davis.....................   100,000          7.4%        14.75      7/30/97       927,620   2,350,770

---------------
(1) Under rules promulgated by the Securities and Exchange Commission, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10%. The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions and the timing of option exercises, if any.

     The following table provides information concerning option exercises by the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1997 and the value of unexercised options at such date.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                             NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                   SHARES                 OPTIONS AT FISCAL YEAR-END         FISCAL YEAR-END
                                 ACQUIRED ON    VALUE               (#)(2)                       ($)(3)
                                  EXERCISE     REALIZED   ---------------------------  ---------------------------
             NAME                    (#)        ($)(1)    EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------  -----------   -------------
Unni S. Warrier................      --          --         116,975           262,125   1,126,181        1,140,639
Leonard L. Backus..............      --          --          20,833            29,167     240,892          337,258
Jeffrey W. Beaumont............      --          --          53,500            37,500     656,621          551,613
Robert Davis...................      --          --              --           100,000          --           31,300

---------------
(1) Calculated by determining the difference between the estimated fair market value of the security underlying the options on the date of exercise and the exercise price of the options.

(2) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(3) Calculated by determining the difference between the fair market value of the securities underlying the options at year end ($15.063 per share as of December 31, 1997) and the exercise price of the options.

EMPLOYMENT AGREEMENTS

     In April, 1998, the Company entered into employment agreements with each of Mr. Rekhi and Mr. Tolonen in connection with their appointments as Chief Executive Officer, and President and Chief Operating Officer, respectively.

     The agreements provide, among other things, for annual base salaries of $275,000 and $250,000 for Messrs. Rekhi and Tolonen, respectively, with bonus targets of 100% of base salary based upon achievement of performance objectives and additional sign-on and two subsequent annual bonuses of $356,000, $300,000 and $300,000 for Mr. Rekhi, and $227,500, $200,000 and $200,000 for Mr. Tolonen,
based upon continued employment.

     The agreements also provide for the fair market value purchase of 150,000 and 100,000 restricted shares of the Company's common stock by Messrs. Rekhi and Tolonen respectively, in exchange for full-recourse, interest-bearing notes. Such shares are subject to a thirty-six month declining repurchase right by the Company that lapses in the event of certain share price attainment or certain revenue and profitability achievement.

     The agreements also provide for the grant to Mr. Rekhi of an option to acquire 528,000 shares of the Company's common stock at a $10 per share price, (a 57% premium over the fair market value on the date of grant); and for the grant to Mr. Tolonen of an option to acquire 100,000 shares of the Company's common stock at fair market value on the date of grant, and an option to acquire 306,000 shares at a $10 per share price, (a 57% premium over the fair market value on the date of grant), all such options vesting over four years.

     Certain elements of the salary, bonus, notes, stock option vesting and lapsing of the Company's repurchase rights, accelerate in the event of termination either following a change of control or not for cause.

     The options and restricted shares granted in connection with these agreements are not shown in the table of Security Ownership of Certain Beneficial Owners, Directors, and Management on Page 6 because they were granted after the record date.

1993 STOCK OPTION PLAN, AS AMENDED

     On April 22, 1998 the Board of Directors approved the one-for-one repricing of stock options granted to optionees who were employees, but not executive officers ("eligible optionees"), on April 22, 1998. The repricing will be offered to eligible optionees in exchange for their giving up vesting of 1) six months, or 2) their length of service as employees of the Company, whichever is less. The new exercise price of $6.375 per share was the closing sales price and fair market value of the Company's common stock on the Nasdaq National Market System on April 21, 1998. The number of stock options potentially affected is 946,627.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1995, the Company granted options to purchase 75,000 shares (after the two-for-one reverse stock split which occurred in 1996) of Common Stock each to Mr. Patil, Mr. Posner and Mr. Rekhi. Such options had a four-year vesting term but were exercisable immediately, subject to the Company's right to repurchase which lapsed as the shares vested. These options were exercised by Mr. Patil, Mr. Posner and Mr. Rekhi, and are included in the table of Security Ownership of Certain Beneficial Owners, Directors, and Management on page 6.

     The Company has entered into indemnification agreements with each of its directors and officers. These agreements require the Company to indemnify such individuals to the fullest extent allowed by Delaware law for certain liabilities to which they may be subject as a result of their affiliation with the Company.

     The Company has a policy whereby all transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's Board of Directors. The Company believes that all transactions set forth above were made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Exchange Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

GENERAL

     The Compensation Committee (the "Committee") of the Board of Directors establishes the overall executive compensation strategies of the Company and approves compensation elements for the chief executive officer and other executive officers. The Committee currently is comprised of two independent, non-employee members of the Board of Directors, none of whom have interlocking relationships as defined by the Securities and Exchange Commission. The Committee has available to it such external compensation advice and data as the Committee deems appropriate to obtain.

     Compensation Philosophy and Relationship of Performance. This report reflects the Compensation Committee's executive officer compensation philosophy for the year ended December 31, 1997 as endorsed by the Board of Directors. The resulting actions taken by the Company are shown in the compensation tables supporting this report. The Compensation Committee either approves or recommends to the Board of Directors compensation levels and compensation components for the executive officers. With regard to compensation actions affecting the Chief Executive Officer, all of the non-employee members of the Board of Directors are required to approve all elements of the Chief Executive Officer's compensation.

     The Compensation Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus stockholder value, by aligning the financial interests of the key executives with those of stockholders.

     The executive compensation program is viewed in total considering all of the component parts: base salary, annual performance bonus, benefits and long-term incentive opportunity in the form of stock options and stock ownership. The annual compensation components consist generally of equal or lower base salaries than those of companies within the industry combined with incentive plans based on the Company's financial performance that can result in total compensation generally in line with those at comparable companies. Long-term incentives are tied to stock performance through the use of stock options. Overall, the intent is to have more significant emphasis on variable compensation components and less on fixed cost components. The Committee believes this philosophy and structure are in the best interests of the stockholders.

     Executive compensation for fiscal 1997 primarily consisted of base salary and performance incentives awarded in the form of stock options for such period.

     Annual Incentive Arrangements. The Company has adopted a program which provides annual incentive compensation in the form of cash bonuses to key employees, including the Named Officers, who by the nature of their positions are deemed sufficiently accountable to impact directly the financial results of the Company. The program is approved by the Compensation Committee, whose members are not eligible to participate in the program.

     The Committee believes that key executives should have a significant proportion of total cash compensation subject to specific strategic and financial measurements. At the beginning of each fiscal year, or upon an individual being appointed an executive officer, the Committee sets a target bonus range for each executive officer expressed as a percentage of the executive's base salary. Performance goals for purposes of determining annual incentive compensation are established, which include sales, profitability and other strategic and financial measurements. Senior management, including the Named Officers, have the potential to earn significantly higher levels of incentive compensation if the Company exceeds its targets.

     The performance goals established at the beginning of 1997 were based on several strategic and financial measurements including a target level of profitability and sales and attainment of certain other objectives.

     Stock Options. The Compensation Committee of the Board of Directors generally determines stock option grants to eligible employees including the Named Officers. The Committee believes that options granted to management reinforce the Committee's philosophy that management compensation should be closely linked with stockholder value. Stock options have been granted to all of the Company's management and key employees.

     Other Compensation Plans. The Company has adopted certain broad-based employee benefit plans in which all employees, including the Named Officers, are permitted to participate on the same terms and conditions relating to eligibility and generally subject to the same limitations on the amounts that may be contributed or the benefits payable under those plans. Under the Company's 401(k) Plan, which is a defined contribution plan qualified under Sections 401(a) and 401(k) of the Code, participants, including the Named Officers, can contribute a percentage of their annual compensation. Although the 401(k) Plan allows for the Company to make matching contributions, the Company did not make a matching contribution for participants in 1997.

     Mr. Warrier's 1997 Compensation. Compensation for the Chief Executive Officer aligns with the philosophies and practices discussed above for executive officers in general. All compensation determinations and stock option grants to the Chief Executive Officer are required to be reviewed and approved by the Compensation Committee and then ratified by the Board of Directors.

                                          COMPENSATION COMMITTEE

                                          Suhas Patil
                                          Ronald Posner

COMPANY PERFORMANCE

     The following graph demonstrates a comparison of cumulative total stockholder returns, calculated on a dividend reinvestment basis and based upon an initial investment of $100 in the Company's Common Stock as compared with the Nasdaq Composite Index and the Nasdaq Computer and Data Processing Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph below is not necessarily indicative of future price performance. The Company's Common Stock began trading on the Nasdaq National Market on October 23, 1996. The graph reflects the Company's stock price performance from the initial public offering through the end of fiscal 1997.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                            AMONG CYBERMEDIA, INC.,
                            NASDAQ COMPOSITE INDEX,
               AND THE NASDAQ COMPUTER AND DATA PROCESSING INDEX

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)         'CYBERMEDIA, INC.'   NASDAQ COMPOSITE     NASDAQ COMPUTER
10/23/96                                 100.0000            100.0000            100.0000
10/31/96                                 139.0630            100.0000            100.0000
11/30/96                                 126.5630            106.1970            107.2200
12/31/96                                  98.4375            106.0770            105.8990
1/31/97                                  118.7500            113.6650            115.4570
2/28/97                                   87.5000            107.3800            106.0940
3/31/97                                   54.6875            100.3700             98.2522
4/30/97                                   78.1250            103.5080            111.0740
5/31/97                                  107.8130            115.2440            123.2930
6/30/97                                  100.0000            118.7680            125.9960
7/31/97                                   91.4063            131.3050            139.0800
8/31/97                                  132.0310            131.1040            135.3700
9/30/97                                  166.8000            138.8580            137.7810
10/31/97                                 185.9380            131.6410            134.9260
11/30/97                                 140.6250            132.2920            138.3490
12/31/97                                  94.1437            130.2260            130.0340

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and ten percent stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") as to the Company's securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent stockholders were complied with.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected KPMG Peat Marwick, LLP, as the Company's independent auditors, to audit the financial statements of the Company for the current fiscal year ending December 31, 1998, and recommends that stockholders vote for ratification of such appointment. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

       MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION
                 OF THE APPOINTMENT OF KPMG PEAT MARWICK, LLP.

            APPROVAL OF THE AMENDMENTS THE 1996 DIRECTOR OPTION PLAN

     The 1996 Director Option Plan (the "Director Plan") was adopted by the Board of Directors in July 1996 and approved by the shareholders in August 1996. A total of 50,000 shares of Common Stock are currently reserved for issuance under the Director Plan, of which no options to purchase shares have been granted, or are issued and outstanding, and options to purchase 50,000 shares remain available for future grant.

     The Director Plan is designed to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. An Outside Director is a Director who is not an employee and is first elected to the Board after the Director Plan was adopted.

     In April 1998, the Board of Directors approved amendments to the Director Plan to (i) increase the shares reserved for issuance thereunder by 100,000 to a total of 150,000; (ii) increase the number of shares automatically granted to each Outside Director appointed to the board after April 30, 1998 by 10,000 to 15,000 shares on the date on which such person first becomes an Outside Director ("First Option"); (iii) limit the automatic grant to each Outside Director of 5,000 shares on December 1 of each year ("Subsequent Option") to only those Outside Directors appointed to the board after April 30, 1998; and (iv) amend the vesting provisions of the First Option and the Subsequent Option.

     THE FORM OF THE DIRECTOR OPTION PLAN, AS PROPOSED TO BE AMENDED IS ANNEXED TO THIS PROXY STATEMENT AS ANNEX A.

PLAN SUMMARY

     The essential features of the Director Plan, assuming adoption of the proposed amendments, are outlined below. Capitalized terms have the same meanings as defined in the Director Plan.

     Purpose. The purposes of the Director Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     Administration. All grants under the Director Plan shall be automatic and nondiscretionary and shall be made in accordance with the provisions of Section 4.

     Eligibility. The Director Plan provides for the grant of Non-Statutory Stock Options to Outside Directors of the Company. Each Outside Director who becomes an Outside Director after April 30, 1998, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted an Option to purchase 15,000 Shares (the "First Option"); provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option. Each Outside Director who becomes an Outside Director after April 30, 1998, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on December 1 of each year provided he or she is then an Outside Director, and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

     Terms of Options. Options granted under the Director Plan have a term of ten years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

     Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

     Exercise of the Options. The First Option becomes exercisable as to 1/3 of the Shares subject to the option on the first anniversary of the date of grant and as to 1/3 of the Shares each year thereafter, provided that the Optionee continues to serve as a Director on such dates. Subsequent Options become exercisable as to 1/12 of the Shares subject to the Subsequent Option two (2) years and one month after its date of grant and as to 1/12 of the shares on the last day of each month thereafter, provided that the Optionee continues to serve as a Director on such dates. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price.

     Form of Consideration. The consideration to be paid for shares issued upon exercise of Options granted under the Director Plan, including the method of payment, shall consist of cash, check, or shares of Common Stock which, in the case of shares acquired upon exercise of an Option, have been beneficially owned for at least six months, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased. The Company may also authorize as payment the delivery of a properly executed notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price. The Company may also authorize payments by any combination for the foregoing methods.

     Option Price. The per share exercise price of Options is determined by the Board of Directors and under the Director Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. In the event that the date of grant of the Options is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Options.

     Termination of Continuous Status as a Director. The Director Plan provides that if the Optionee ceases to serve as a director of the Company, the option may be exercised within three months after the date he or she ceases to be a director as to all or part of the Shares that the Optionee was entitled to exercise at the date of such termination.

     Death. In the event of the death of an Optionee, the Option may be exercised at any time within twelve months after death, but only to the extent that the Option would have been exercisable at the time of death.

     Disability. If an Optionee is unable to continue his or her service as a Director of the Company as a result of his or her total and permanent disability, the Option may be exercised at any time within twelve months after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the time of such termination.

     Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     Adjustments upon changes in capitalization, dissolution, merger, asset sale or change of control.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of
Section 4 of the Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the vesting of outstanding Options shall become fully vested and exercisable, including as to Shares for which such Options would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     Amendment and Termination. Except as set forth in Section 4, the Board of Directors may amend, alter, suspend or discontinue the Director Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock options then outstanding under the Director Plan, without the participant's consent. To the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, the Company will obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as required.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the Federal income tax consequences of transactions under the Director Plan based on Federal securities and income tax law in effect on January 1, 1998. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the Director Plan are Non-Statutory Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a Non-Statutory Stock Option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the appointee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a non-statutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1996 Director Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     The Company intends to register the shares under the Options on a Registration Statement on Form S-8.

REQUIRED VOTE

     The amendments of the Director Plan to (i) increase the shares reserved for issuance thereunder by 100,000 to a total of 150,000; (ii) increase the number of shares automatically granted to each Outside Director appointed to the board after April 30, 1998 by 10,000 to 15,000 shares on the date on which such person first becomes an Outside Director ("First Option"); (iii) limit the automatic grant to each Outside Director of 5,000 shares on December 1 of each year ("Subsequent Option") to only those Outside Directors appointed to the board after April 30, 1998; and (iv) amend the vesting provisions of the First Option and the Subsequent Option, require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 1996
                                 DIRECTOR PLAN.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors.

                                          SIG
                                          Kanwal Rekhi
                                          Chairman of the Board and Chief
                                          Executive Officer

Dated: May 6, 1998

                                                                         ANNEX A

                                CYBERMEDIA, INC.

                           1996 DIRECTOR OPTION PLAN

     1. Purposes of the Plan. The purposes of this 1996 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" means the common stock of the Company.

     (d) "Company" means CyberMedia, Inc., a Delaware corporation.

     (e) "Director" means a member of the Board.

     (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (iv) For purposes of Options granted on the effective date of this Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended for the initial public offering of the Company's Common Stock.

     (i) "Inside Director" means a Director who is an Employee.

     (j) "Option" means a stock option granted pursuant to the Plan.

     (k) "Optioned Stock" means the Common Stock subject to an Option.

     (l) "Optionee" means a Director who holds an Option.

     (m) "Outside Director" means a Director who is not an Employee and is first elected to the Board after the adoption of this Plan.

     (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (o) "Plan" means this 1996 Director Option Plan.

     (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

     (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 150,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. Administration and Grants of Options under the Plan.

     (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

     (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

     (ii) Each Outside Director who becomes an Outside Director after April 30, 1998, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted an Option to purchase 15,000 Shares (the "First Option"); provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

     (iii) Each Outside Director who becomes an Outside Director after April 30, 1998, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on December 1 of each year provided he or she is then an Outside Director, and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

     (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

     (v) The terms of a First Option granted hereunder shall be as follows:

          (A) the term of the First Option shall be ten (10) years.

          (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

          (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

          (D) subject to Section 10 hereof, the First Option shall become exercisable as to thirty-three percent (33%) of the Shares subject to the First Option one year after its date of grant and as to 1/3rd of the shares each year thereafter, provided that the Optionee continues to serve as a Director on such dates.

     (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

          (A) the term of the Subsequent Option shall be ten (10) years.

          (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

          (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

          (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to one-twelfth ( 1/12) of the Shares subject to the Subsequent Option two (2) years and one month after its date of grant and as to one-twelfth ( 1/12) of the shares on the last day of each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

     (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6. Term of Plan. The Plan shall become effective upon the effective date of the first Registration Statement filed by the Company under the Securities Act of 1933, as amended. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

     (c) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (d) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the vesting of outstanding Options shall become fully vested and exercisable, including as to Shares for which such Options would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     11. Amendment and Termination of the Plan.

     (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                CYBERMEDIA, INC.

                       1998 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 1998

     The undersigned stockholder of CyberMedia, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Kanwal Rekhi and Alexander S. Klyce, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of CyberMedia, Inc. to be held on June 10, 1998, at 10:00 a.m., local time, at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California, and at any adjournments thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below        [ ] WITHHOLD authority to vote for
         (except as indicated)                      all nominees listed below


IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

   Suhas Patil      Ronald S. Posner          Kanwal Rekhi     James R. Tolonen

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK, LLP AS INDEPENDENT
   AUDITORS:

            [ ]  FOR             [ ]  AGAINST          [ ]  ABSTAIN


3. APPROVAL OF THE AMENDMENTS TO THE 1996 DIRECTOR OPTION PLAN:

           [ ]  FOR             [ ]  AGAINST          [ ]  ABSTAIN


and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

                                            Dated: ______________________, 1998

                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature

                                            (This Proxy should be marked, dated,
                                            signed by the stockholder(s) exactly
                                            as his or her name appears hereon,
                                            and returned promptly in the
                                            enclosed envelope. Persons signing
                                            in a fiduciary capacity should so
                                            indicate. If shares are held by
                                            joint tenants or as community
                                            property, both should sign.)